UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2012

GOLDEN PHOENIX MINERALS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-22905 (Commission File Number)	41-1878178 (IRS Employer Identification No.)

7770 Duneville Street, Suite 11
Las Vegas, Nevada 89139
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (702) 589-7475

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On December 16, 2012, J. Roland Vetter resigned his position as the Chief Financial Officer of the Golden Phoenix Minerals, Inc. (the “Company”), effective immediately.  Mr. Vetter has served as the Chief Financial Officer and a Named Executive Officer of the Company since February 2010.  Mr. Vetter will continue to serve as a Director of the Company.

The Company is actively seeking a qualified replacement for Mr. Vetter and is optimistic that a new Chief Financial Officer can be found within the short term.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PHOENIX MINERALS, INC.
Date: December 18, 2012
By:/s/ Donald B. Gunn
Name: Donald B. Gunn
Title: President and Chair of Interim Governing Board